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                                                                Exhibit 10(x)(4)

                                LOAN TERMS TABLE

Note Date: April 2, 2004
Borrower:  ASHWORTH EDC, LLC, a Delaware limited liability company
Original Principal Amount: $11,650,000          Loan No.: 58036
Note Rate: 5.00%                                Servicing No.: 3180114
Monthly Payment Amount:  $62,539.72             TIN: 84-1052000
Amortization Commencement Date: June 1, 2004    Maturity Date: May 1, 2014
Lockout Period: Beginning on the date of this Note and ending on March 1, 2014

                                 PROMISSORY NOTE

         FOR VALUE RECEIVED Borrower, having its principal place of business at 2765 Loker Avenue West, Carlsbad, California 92008, hereby unconditionally promises to pay to the order of BANK OF AMERICA, N.A., a national banking association, having an address at 214 North Tryon Street, Charlotte, North Carolina 28255 ("LENDER"), the Original Principal Amount, in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Note Rate, and to be paid in accordance with the terms set forth below. The Loan Terms Table set forth above is a part of this Note and all terms used in this Note which are defined in the Loan Terms Table shall have the meaning set forth therein. All capitalized terms not defined herein shall have the respective meanings set forth in that certain Loan Agreement dated the date hereof between Lender and Borrower (the "LOAN AGREEMENT").

                  ARTICLE 1 - PAYMENT TERMS; MANNER OF PAYMENT

         (a) Borrower hereby agrees to pay sums due under this Note as follows: an initial payment is due on the Closing Date for interest from the Closing Date through and including the last day of the calendar month in which the Closing Date occurs; and thereafter, except as may be adjusted in accordance with the last sentence of Section 1(b), consecutive monthly installments of principal and interest in an amount equal to the Monthly Payment Amount shall be payable pursuant to the terms hereof on the first (1st) day of each month beginning on the Amortization Commencement Date (each a "Scheduled Payment Date") until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on the Maturity Date.

         (b) The Monthly Payment Amount is computed on the basis of an amortization schedule for a loan having (i) a principal amount equal to the Original Principal Amount of this Note, (ii) an amortization period of thirty
(30) years, and (iii) an annual interest rate equal to the Note Rate, computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each. Borrower expressly understands and agrees that such computation of interest based on a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each is solely for the purpose of determining the Monthly Payment Amount, and, notwithstanding such computation, interest shall accrue on the outstanding

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principal amount of the Loan as provided in Article 2 below. Borrower understands and acknowledges that such interest accrual requirement results in more interest accruing on the Loan than if either a thirty (30) day month and a three hundred sixty (360) day year or the actual number of days and a three hundred sixty-five (365) day year were used to compute the accrual of interest on the Loan. Borrower recognizes that such interest accrual requirement will not fully amortize the Loan within the amortization period set forth above. Following any partial prepayment occurring solely as a result of the application of Insurance Proceeds or Awards pursuant to the terms of this Note and the other Loan Documents, Lender may, in its sole and absolute discretion, adjust the Monthly Payment Amount to give effect to any such partial prepayment, provided, however, that in no event will any such adjustment result in any such installment becoming due and payable on any date after the Maturity Date.

         (c) Each payment by Borrower hereunder shall be made to P.O. Box 515228, Los Angeles, CA 90051-6528, or at such other place as Lender may designate from time to time in writing. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day preceding such scheduled due date. All payments made by Borrower hereunder or under the other Loan Documents shall be made irrespective of, and without any deduction for, any setoff, defense or counterclaims.

         (d) Prior to the occurrence of an Event of Default, all monthly payments made as scheduled on this Note shall be applied first to the payment of interest computed at the Note Rate, and the balance toward the reduction of the principal amount of this Note. All voluntary and involuntary prepayments on this Note shall be applied, to the extent thereof, to accrued but unpaid interest on the amount prepaid, to the remaining Principal Amount, and any other sums due and unpaid to the Lender in connection with the Loan, in such manner and order as Lender may elect in its sole and absolute discretion, including, but not limited to, application to principal installments in inverse order of maturity. Following the occurrence and during the continuance of an Event of Default, any payment made on this Note shall be applied to accrued but unpaid interest, late charges, accrued fees, the unpaid principal amount of this Note, and any other sums due and unpaid to Lender in connection with the Loan, in such manner and order as Lender may elect in its sole and absolute discretion.

         (e) Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practices of the collecting bank or banks.

                              ARTICLE 2 - INTEREST

         The Loan shall bear interest at a fixed rate per annum equal to the Note Rate. Interest shall be computed based on the daily rate produced assuming a three hundred sixty (360) day year, multiplied by the actual number of days elapsed. Except as otherwise set forth herein or in the other Loan Documents, interest shall be paid in arrears.

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                      ARTICLE 3 - DEFAULT AND ACCELERATION

         The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid prior to the fifth day following the date when due or if not paid on the Maturity Date or upon the occurrence and during the continuance of any other Event of Default.

                       ARTICLE 4 - PAYMENTS AFTER DEFAULT

         Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of the Loan and, to the extent permitted by law, overdue interest and other amounts due in respect of the Loan shall accrue at a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) four percent (4%) above the Note Rate (such rate, the "DEFAULT RATE"). Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the earlier of (i) the actual receipt and collection of the Debt (or that portion thereof that is then due) and (ii) the cure of such Event of Default. To the extent permitted by applicable law, interest at the Default Rate shall be added to the Debt, shall itself accrue interest at the same rate as the Loan and shall be secured by the Mortgage. This Article shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default; the acceptance of any payment from Borrower shall not be deemed to cure or constitute a waiver of any Event of Default; and Lender retains its rights under this Note, the Loan Agreement and the other Loan Documents to accelerate and to continue to demand payment of the Debt upon the happening of and during the continuance of any Event of Default, despite any payment by Borrower to Lender.

                       ARTICLE 5 - PREPAYMENT; DEFEASANCE

         Except as otherwise expressly permitted by this Article 5, no voluntary prepayments, whether in whole or in part, of the Loan or any other amount at any time due and owing under this Note can be made by Borrower or any other Person without the express written consent of Lender.

         (a) Lockout Period. Borrower shall have no right to make, and Lender shall have no obligation to accept, any voluntary prepayment, whether in whole or in part, of the Loan, or any other amount under this Note or the other Loan Documents, at any time during the Lockout Period. Notwithstanding the foregoing, if either (i) Lender, in its sole and absolute discretion, accepts a full or partial voluntary prepayment during the Lockout Period or (ii) subject to Section 5(c) below, there is an involuntary prepayment during the Lockout Period, then, in either case, Borrower shall, in addition to any portion of the Loan prepaid (together with all interest accrued and unpaid thereon), pay to Lender a prepayment premium in an amount calculated in accordance with Section 5(c) below.

         (b)      Defeasance.

                  (i) Notwithstanding any provisions of this Article 5 to the contrary, including, without limitation, subsection (a) of this
         Article 5, at any time other than during a REMIC Prohibition Period (defined below), Borrower may cause the release of the

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         Property from the lien of the Mortgage and the other Loan Documents upon the satisfaction of the following conditions:

                           (A) no Event of Default shall exist under any of the Loan Documents;

                           (B) not less than sixty (60) (but not more than ninety (90)) days prior written notice shall be given to Lender specifying a date on which the Defeasance Collateral (as hereinafter defined) is to be delivered (the "RELEASE DATE"), such date being on a Scheduled Payment Date; provided, however, that Borrower shall have the right (i) to cancel such notice by providing Lender with notice of cancellation ten
                  (10) days prior to the scheduled Release Date, or (ii) to extend the scheduled Release Date until the next Scheduled Payment Date; provided that in each case, Borrower shall pay all of Lender's reasonable out-of-pocket costs and expenses incurred as a result of such cancellation or extension;

                           (C) all accrued and unpaid interest and all other sums due under this Note and under the other Loan Documents up to the Release Date, including, without limitation, all reasonable out-of pocket fees, costs and expenses incurred by Lender and its agents in connection with such release (including, without limitation, reasonable legal fees and expenses for the review and preparation of the Defeasance Security Agreement (as hereinafter defined) and of the other materials described in Section 5(b)(i)(D) below and any related documentation, and any servicing fees, Rating Agency fees or other costs related to such release), shall be paid in full on or prior to the Release Date;

                           (D) Borrower shall deliver to Lender on or prior to the Release Date:

                                    (1)      a pledge and security agreement, in
                           form and substance which would be satisfactory to a prudent lender, creating a first priority security interest in favor of Lender in the Defeasance Collateral, as defined herein (the "DEFEASANCE SECURITY AGREEMENT"), which shall provide, among other things, that any excess amounts received by Lender from the Defeasance Collateral over the amounts payable by Borrower on a given Scheduled Payment Date, which excess amounts are not required to cover all or any portion of amounts payable on a future Scheduled Payment Date, shall be refunded to Borrower promptly after each such Scheduled Payment Date;

                                    (2)      Direct non-callable obligations of
                           the United States of America or, to the extent acceptable to the applicable Rating Agencies, other obligations which are "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 that provide for payments prior and as close as possible to (but in no event later than) all successive Scheduled Payment Dates occurring after the Release Date, with each such payment being equal to or greater than the amount of the corresponding Monthly Payment Amount required to be paid under this Note (including all amounts due on the Maturity Date) for the balance of

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                           the term hereof (the "DEFEASANCE Collateral"), each
                           of which shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance which would be satisfactory to a prudent lender (including, without limitation, such certificates, documents and instruments as may be required by the depository institution holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Security Agreement the first priority security interest therein in favor of Lender in conformity with all applicable state and federal laws governing granting of such security interests;

                                    (3)      a certificate of Borrower
                           certifying that all of the requirements set forth in this Section 5(b)(i) have been satisfied;

                                    (4)      one or more opinions of counsel for
                           Borrower in form and substance and delivered by counsel which would be satisfactory to a prudent lender stating, among other things, that (a) Lender has a perfected first priority security interest in the Defeasance Collateral and that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms, (b) in the event of a bankruptcy proceeding or similar occurrence with respect to Borrower, none of the Defeasance Collateral nor any proceeds thereof will be property of Borrower's estate under Section 541 of the U.S. Bankruptcy Code or any similar statute and the grant of security interest therein to Lender shall not constitute an avoidable preference under Section 547 of the U.S. Bankruptcy Code or applicable state law,
                           (c) the release of the lien of the Mortgage and the pledge of Defeasance Collateral will not directly or indirectly result in or cause any "real estate mortgage investment conduit" within the meaning of
                           Section 860D of the Internal Revenue Code that holds this Note (a "REMIC TRUST") to fail to maintain its status as a REMIC Trust and (d) the defeasance will not cause any REMIC Trust to be an "investment company" under the Investment Company Act of 1940;

                                    (5)      a certificate in form and scope
                           which would be satisfactory to a prudent lender from an independent certified public accountant acceptable to Lender certifying that the Defeasance Collateral will generate amounts sufficient to make all payments of principal and interest due under this Note (including the scheduled outstanding principal balance of the Loan due on the Maturity Date); and

                                    (6)      such other certificates, documents
                           and instruments as a prudent lender would require;
                           and

                                    (7)      in the event the Loan is held by a
                           REMIC Trust, Lender has received written confirmation from any Rating Agency rating any Securities that substitution of the Defeasance Collateral will not result in a

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                           downgrade, withdrawal, or qualification of the
                           ratings then assigned to any of the Securities.

                  (ii) Upon compliance with the requirements of Section 5(b)(i), the Property shall be released from the lien of the Mortgage and the other Loan Documents, and the Defeasance Collateral shall constitute collateral which shall secure this Note and all other obligations under the Loan Documents. Lender will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release the lien of the Mortgage and the other Loan Documents from the Property.

                  (iii) Upon the release of the Property in accordance with this Section 5(b), Borrower shall assign all its obligations and rights under this Note, together with the pledged Defeasance Collateral, to a successor entity designated and approved by Lender in its sole and absolute discretion ("SUCCESSOR BORROWER"). Successor Borrower shall execute an assignment and assumption agreement in form and substance which would be satisfactory to a prudent lender pursuant to which it shall assume Borrower's obligations under this Note and the Defeasance Security Agreement. As conditions to such assignment and assumption, Borrower shall (A) deliver to Lender one or more opinions of counsel in form and substance and delivered by counsel which would be satisfactory to a prudent lender stating, among other things, that such assignment and assumption agreement is enforceable against Borrower and the Successor Borrower in accordance with its terms and that this Note, the Defeasance Security Agreement and the other Loan Documents, as so assigned and assumed, are enforceable against the Successor Borrower in accordance with their respective terms, and opining to such other matters relating to Successor Borrower and its organizational structure as Lender may reasonably require, and (B) pay all reasonable out-of-pocket fees, costs and expenses incurred by Lender or its agents in connection with such assignment and assumption (including, without limitation, legal fees and expenses and for the review of the proposed transferee and the preparation of the assignment and assumption agreement and related certificates, documents and instruments and any fees payable to any Rating Agencies and their counsel in connection with the issuance of the confirmation referred to above). Upon such assignment and assumption, Borrower shall be relieved of its obligations hereunder, under this Note, under the other Loan Documents and under the Defeasance Security Agreement, except as expressly set forth in the assignment and assumption agreement.

                  (iv) For purposes of this Article 5, "REMIC PROHIBITION PERIOD" means the two-year period commencing with the "startup day" within the meaning of Section 860G(a)(9) of the Internal Revenue Code of any REMIC Trust that holds this Note. In no event shall Lender have any obligation to notify Borrower that a REMIC Prohibition Period is in effect with respect to the Loan, except that Lender shall notify Borrower if any REMIC Prohibition Period is in effect with respect to the Loan after receiving any notice described in Section 5(b)(i)(B); provided, however, that the failure of Lender to so notify Borrower shall not impose any liability upon Lender or grant Borrower any right to defease the Loan during any such REMIC Prohibition Period.

         (c) Involuntary Prepayment During the Lockout Period. During the Lockout Period, in the event of any involuntary prepayment of the Loan or any other amount under this Note,

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whether in whole or in part, in connection with or following Lender's acceleration of this Note or otherwise, and whether the Mortgage is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means, including, without limitation, repayment of the Loan by Borrower or any other Person pursuant to any statutory or common law right of redemption, Borrower shall, in addition to any portion of the principal balance of the Loan prepaid (together with all interest accrued and unpaid thereon and in the event the prepayment is made on a date other than a Scheduled Payment Date, a sum equal to the amount of interest which would have accrued under this Note on the amount of such prepayment if such prepayment had occurred on the next Scheduled Payment Date), pay to Lender a prepayment premium in an amount calculated in accordance with this Section 5(c). Such prepayment premium shall be in an amount equal to the greater of:

                  (i)      1% of the portion of the Loan being prepaid; or

                  (ii)     the product obtained by multiplying:

                           (A)      the portion of the Loan being prepaid,
                  times;

                           (B) the difference obtained by subtracting (I) the Yield Rate from (II) the Note Rate, times;

                           (C) the present value factor calculated using the following formula:

                                    1-(1+r)(-n)
                                    -----------
                                         r

                                    r =     Yield Rate

                                    n =     the number of years and any
                                            fraction thereof, remaining between
                                            the date the prepayment is made and
                                            the Maturity Date of this Note.

         As used herein, "YIELD RATE" means the yield rate for the 4.00% U.S. Treasury Security due February 15, 2014, as reported in The Wall Street Journal on the fifth Business Day preceding the Prepayment Calculation Date. If the Yield Rate is not published for such U.S. Treasury Security, then the "Yield Rate" shall mean the yield rate for the nearest equivalent U.S. Treasury Security (as selected at Lender's sole and absolute discretion) as reported in The Wall Street Journal on the fifth Business Day preceding the Prepayment Calculation Date. If the publication of such Yield Rate in The Wall Street Journal is discontinued, Lender shall determine such Yield Rate from another source selected by Lender in Lender's sole and absolute discretion. The "PREPAYMENT CALCULATION DATE" shall mean, as applicable, the date on which (i) Lender applies any prepayment to the reduction of the outstanding principal amount this Note, (ii) Lender accelerates the Loan, in the case of a prepayment resulting from acceleration, or (iii) Lender applies to the outstanding principal amount of this Note funds held under any Reserve Account, in the case of a prepayment resulting from such an application (other than in connection with acceleration of the Loan).

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         (d)      Insurance Proceeds and Awards; Excess Interest; Changes in
Tax, Debt, Credit and Documentary Stamp Laws. Notwithstanding any other provision herein to the contrary, and provided no Event of Default exists, Borrower shall not be required to pay any prepayment premium in connection with any prepayment occurring solely as a result of (i) the application of Insurance Proceeds or Awards pursuant to the terms of the Loan Documents, (ii) the application of any interest in excess of the maximum rate permitted by applicable law to the reduction of the Loan or (iii) changes in law in connection with Section 17.4 of the Loan Agreement.

         (e) After the Lockout Period. Commencing on the day after the expiration of the Lockout Period, and upon giving Lender at least forty-five
(45) days (but not more than ninety (90) days) prior written notice, Borrower may voluntarily prepay (without premium) this Note in whole (but not in part) on a Scheduled Payment Date. Lender shall accept a prepayment pursuant to this
Section 5(e) on a day other than a Scheduled Payment Date provided that, in addition to payment of the full outstanding principal balance of this Note, Borrower pays to Lender a sum equal to the amount of interest which would have accrued on this Note if such prepayment occurred on the next Scheduled Payment Date.

         (f) Limitation on Partial Prepayments. In no event shall Lender have any obligation to accept a partial prepayment.

                              ARTICLE 6 - SECURITY

         This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

                           ARTICLE 7 - USURY SAVINGS

         This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by this Note and as provided for herein or in the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan (such rate, the "MAXIMUM LEGAL RATE"). If, by the terms of this Note or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Note Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

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                        ARTICLE 8 - LATE PAYMENT CHARGE

         If any principal or interest payment is not paid by Borrower before the tenth (10th) day after the date the same is due (or such greater period, if any, required by applicable law), Borrower shall pay to Lender upon demand an amount equal to the lesser of four percent (4%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. Any such amount shall be secured by the Mortgage and the other Loan Documents to the extent permitted by applicable law.

                           ARTICLE 9 - NO ORAL CHANGE

         This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                              ARTICLE 10 - WAIVERS

         Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind except as provided in the Loan Agreement. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the limited liability company, and the term "Borrower," as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not thereby be released from any liability. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such borrowing entity which may be set forth in the Loan Agreement, the Mortgage or any other Loan Documents.) If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

                           ARTICLE 11 - TRIAL BY JURY

         BORROWER AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

                             ARTICLE 12 - TRANSFER

         Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter arising from events thereafter occurring; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                            ARTICLE 13 - EXCULPATION

         The provisions of Article 15 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                           ARTICLE 14 - GOVERNING LAW

         This Note shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and applicable federal laws of the United States of America.

                              ARTICLE 15 - NOTICES

         All notices or other written communications hereunder shall be delivered in accordance with Article 16 of the Loan Agreement.

                  ARTICLE 16 - TAXPAYER IDENTIFICATION NUMBER

         This Note provides for the Borrower's federal taxpayer identification number to be inserted in the Loan Terms Table on the first page of this Note. If such number is not available at the time of execution of this Note or is not inserted by the Borrower, the Borrower hereby authorizes and directs the Lender to fill in such number on the first page of this Note when the Borrower provides to Lender, advises the Lender of, or the Lender otherwise obtains, such number.

                         [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                      ASHWORTH EDC, LLC, a Delaware limited
                                      liability company

                                      By: ASHWORTH INC., a Delaware corporation

                                          By: /s/ Terence Tsang
                                             ------------------
                                              Name: Terence Tsang
                                              Title: EVP, COO &CFO

                                ADDENDUM TO NOTE

         BY SIGNING BELOW, BORROWER EXPRESSLY ACKNOWLEDGES AND UNDERSTANDS THAT, PURSUANT TO THE TERMS OF THIS NOTE, BORROWER HAS AGREED THAT IT HAS NO RIGHT TO PREPAY THIS NOTE PRIOR TO THE END OF THE LOCKOUT PERIOD AND THAT IT SHALL BE LIABLE FOR THE PAYMENT OF THE PREPAYMENT PREMIUM FOR PREPAYMENT OF THIS NOTE UPON ACCELERATION OF THIS NOTE IN ACCORDANCE WITH ITS TERMS. FURTHER, BY INITIALING BELOW, BORROWER WAIVES ANY RIGHTS IT MAY HAVE UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE, OR ANY SUCCESSOR STATUTE, AND EXPRESSLY ACKNOWLEDGES AND UNDERSTANDS THAT LENDER HAS MADE THE LOAN IN RELIANCE ON THE AGREEMENTS AND WAIVER OF BORROWER AND THAT LENDER WOULD NOT HAVE MADE THE LOAN WITHOUT SUCH AGREEMENTS AND WAIVER OF BORROWER.

                                      ASHWORTH EDC, LLC, a Delaware limited
                                      liability company

                                      By: ASHWORTH INC., a Delaware corporation

                                            By: /s/ Terence Tsang
                                               ------------------
                                                 Name: Terence Tsang
                                                 Title: EVP, COO & CFO